UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 11, 2018

SELECT INCOME REIT

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-35442	45-4071747
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place, 255 Washington Street, Suite 300 Newton, Massachusetts	02458-1634
(Address of Principal Executive Offices)	(Zip Code)

617-796-8303

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

In this Current Report on Form 8-K, the terms “we”, “us”, “our” and “the Company” refer to Select Income REIT.

Item 1.01.  Entry into a Material Definitive Agreement.

As previously reported, in September 2017 we contributed to our then wholly owned subsidiary, Industrial Logistics Properties Trust, or ILPT, 266 properties, or the ILPT Properties, and ILPT issued to us 45,000,000 of its common shares of beneficial interest, par value $.01 per share, or ILPT Common Shares, and a non-interest bearing demand note for $750 million, or the Demand Note. In December 2017, ILPT repaid to us the entire principal amount outstanding under the Demand Note with initial borrowings under its $750 million secured revolving credit facility.

On January 11, 2018, ILPT priced an initial public offering, or IPO, of 20,000,000 ILPT Common Shares at a price to the public of $24.00 per ILPT Common Share, for a total of $480.0 million in gross proceeds, and entered an underwriting agreement, or the Underwriting Agreement, among ILPT, The RMR Group LLC, or RMR LLC, and UBS Securities LLC, Citigroup Global Markets Inc. and RBC Capital Markets, LLC, as representatives of the several underwriters named therein, or the Representatives. Pursuant to the Underwriting Agreement, ILPT also granted the underwriters a 30 day option to purchase up to an additional 3,000,000 ILPT Common Shares to cover overallotments, if any. The foregoing description of the Underwriting Agreement is not complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 to ILPT’s Current Report on Form 8-K dated January 11, 2018, or the ILPT Current Report, and is incorporated by reference to this Current Report on Form 8-K, or this Current Report, as Exhibit 99.1 and incorporated into this Item 1.01 by reference.

In connection with the Underwriting Agreement, we entered a letter agreement, or the Representation Letter, with the Representatives pursuant to which we made certain customary representations with respect to ILPT and the ILPT Properties. The foregoing description of the Representation Letter is not complete and is qualified in its entirety by reference to the full text of the Representation Letter, a copy of which is filed as Exhibit 99.2 to this Current Report and is incorporated into this Item 1.01 by reference.

On January 17, 2018, ILPT completed its issuance and sale of 20,000,000 ILPT Common Shares in the IPO for net proceeds of $435.9 million, after deducting the underwriting discounts and commissions and estimated expenses, including reimbursements to us for the costs we incurred in connection with ILPT’s formation and the preparation for the IPO. ILPT set aside approximately $2 million of those net proceeds for working capital and used the balance of such proceeds to reduce the amount outstanding under its revolving credit facility.

ILPT remains our consolidated subsidiary after giving effect to the IPO and we retained 45,000,000 ILPT Common Shares; however, as a result of the issuance of 20,000,000 ILPT Common Shares in the IPO, our percentage ownership of ILPT was reduced from 100% to approximately 69.2% of the outstanding ILPT Common Shares (and will be approximately 66.2% of the outstanding ILPT Common Shares if the underwriters exercise their overallotment option in full).

In connection with the IPO, ILPT or we entered into or amended various agreements and arrangements, including the following:

Transaction Agreement

On January 17, 2018, we and ILPT entered a transaction agreement, or the Transaction Agreement, to govern our future relationship with ILPT. The following is a summary of the Transaction Agreement:

•                  the current assets and current liabilities of ILPT were settled between us (for the periods ending on and before the closing of the IPO) and ILPT (for periods ending after the closing of the IPO);

•                  ILPT will indemnify us with respect to any of its liabilities, and we will indemnify ILPT with respect to any of our liabilities, after giving effect to the settlement between us and ILPT of ILPT’s current assets and current liabilities; and

•                  we and ILPT will cooperate to enforce the ownership limitations in our and its respective declaration of trust as may be appropriate to qualify for and maintain qualification for taxation as a real estate investment trust, or REIT, under the Internal Revenue Code of 1986, as amended, and otherwise to ensure each receives the economics of its assets and liabilities and to file future tax returns, including appropriate allocations of taxable income, expenses and other tax attributes.

The foregoing description of the Transaction Agreement is not complete and is qualified in its entirety by reference to the full text of the Transaction Agreement, a copy of which is filed as Exhibit 10.1 to the ILPT Current Report and is incorporated by reference to this Current Report as Exhibit 10.1 and incorporated into this Item 1.01 by reference.

Registration Rights Agreement

On January 17, 2018, we and ILPT entered a registration rights agreement, or the Registration Rights Agreement. The Registration Rights Agreement grants us demand and piggyback registration rights, subject to certain limitations, with respect to the ILPT Common Shares owned by us, which we may exercise after the expiration of the 180 day lock up period that began on January 11, 2018.

The foregoing description of the Registration Rights Agreement is not complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement, a copy of which is filed as Exhibit 4.1 to the ILPT Current Report and is incorporated by reference to this Current Report as Exhibit 10.2 and incorporated into this Item 1.01 by reference.

ILPT Management Agreements

On January 17, 2018, ILPT entered two management agreements with RMR LLC to provide management services to ILPT: (1) a business management agreement which relates to its business generally and (2) a property management agreement which relates to its property level operations, or together, the ILPT Management Agreements. The terms of the ILPT Management Agreements are substantially similar to the terms of our management agreements with RMR LLC, including the terms related to the calculation of fees payable to RMR LLC and the length of those contracts.

In connection with the IPO, we entered a letter agreement with RMR LLC, or the Letter Agreement, to clarify that under our management agreements with RMR LLC, RMR LLC will not receive business management fees from us with respect to our ownership of ILPT Common Shares and RMR LLC will no longer receive business or property management fees from us calculated with respect to properties that ILPT owns.

The foregoing descriptions of the ILPT Management Agreements and the Letter Agreement are not complete and are qualified in their entirety by reference to the full text of the ILPT Management Agreements, copies of which are filed as Exhibits 10.2 and 10.3 to the ILPT Current Report and are incorporated by reference to this Current Report as Exhibits 10.3 and 10.4 and incorporated into this Item 1.01 by reference, and the Letter Agreement, a copy of which is filed as Exhibit 99.3 to this Current Report and incorporated into this Item 1.01 by reference.

ILPT Indemnification Agreements

On January 11, 2018, ILPT entered indemnification agreements with each of its trustees and officers, or, each, an ILPT Indemnitee.  Our Managing Trustees are also ILPT’s managing trustees, our Chief Financial Officer and Treasurer serves as the president and chief operating officer of ILPT and other ILPT Indemnitees include our non-executive officers and our Director of Internal Audit, who serve in similar capacities for ILPT. These indemnification agreements require ILPT, among other things, to indemnify the applicable ILPT Indemnitee against certain liabilities that may arise in connection with his or her status or service as one of ILPT’s trustees, officers or agents and to advance expenses incurred as a result of any proceeding for which such ILPT Indemnitee may be entitled to indemnification.

The foregoing description of these ILPT indemnification agreements is not complete and is qualified in its entirety by reference to the full text of these ILPT indemnification agreements, the form of which is filed as Exhibit 10.6 to the ILPT Current Report and is incorporated by reference to this Current Report as Exhibit 10.7 and incorporated into this Item 1.01 by reference.

Information Regarding Certain Relationships and Related Person Transactions

We have relationships and historical and continuing transactions with RMR LLC, ILPT and others related to them. RMR LLC provides management services to both us and ILPT. RMR LLC is a subsidiary of The RMR Group Inc., or RMR Inc. Our Managing Trustees, Adam Portnoy and Barry Portnoy, are the controlling shareholders (through ABP Trust) of RMR Inc. and own (through ABP Trust) all the class A membership units of RMR LLC not owned by RMR Inc. Adam Portnoy is a managing director, president and chief executive officer of RMR Inc. and an officer of RMR LLC. Barry Portnoy is a managing director of RMR Inc. and chairman of RMR LLC. Each of our executive officers is also an officer of RMR LLC. Our Independent Trustees and ILPT’s independent trustees also serve as independent directors or independent trustees of other companies to which RMR LLC or its affiliates provide management services. Barry Portnoy serves as a managing director or managing trustee of all of the public companies to which RMR LLC or its affiliates provide management services, including ILPT, and Adam Portnoy serves as a managing trustee or managing director of a majority of those companies, including ILPT. In addition, officers of RMR LLC and RMR Inc. serve as our officers and officers of other companies to which RMR LLC or its affiliates provide management services. Our Chief Financial Officer and Treasurer also serves as the president and chief operating officer of ILPT.

For further information about these and other such relationships and related person transactions, please see our Quarterly Report on Form 10-Q for the quarter ended September 30, 2017, or our Quarterly Report, our Annual Report on Form 10-K for the year ended December 31, 2016, or our Annual Report, our definitive Proxy Statement for our 2017 Annual Meeting of Stockholders, or our Proxy Statement, ILPT’s prospectus dated January 11, 2018, or the ILPT Prospectus, and our other filings with the Securities and Exchange Commission, or the SEC, including Notes 11 and 12 to our condensed consolidated financial statements included in our Quarterly Report and the sections captioned “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Related Person Transactions” and “Warning Concerning Forward Looking Statements” of our Quarterly Report, Notes 12 and 13 to our consolidated financial statements included in our Annual Report and the sections captioned “Business”, “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Related Person Transactions” and “Warning Concerning Forward Looking Statements” of our Annual Report, the section captioned “Related Person Transactions” and the information regarding our Trustees and executive officers included in our Proxy Statement, and Note 7 to the audited consolidated financial statements of ILPT and Note 9 to the unaudited condensed consolidated financial statements of ILPT included in the ILPT Prospectus and the sections captioned “Management’s discussion and analysis of financial condition and results of operations—Related person transactions”, “Our manager—Our Management Agreements” and “Certain relationships and related person transactions” of the ILPT Prospectus. In addition, please see the section captioned “Risk Factors” of our Annual Report and of the ILPT Prospectus for a description of risks that may arise as a result of these and other such relationships and related person transactions. Our filings with the SEC and copies of certain of our agreements with these related parties are publicly available as exhibits to our public filings with the SEC and accessible at the SEC’s website, www.sec.gov.

In addition, some of the underwriters of the IPO and their affiliates have engaged in, and may in the future engage in, investment banking and other commercial dealings in the ordinary course of business with us, ILPT and other companies managed by RMR LLC and have received customary fees and commissions for those transactions. Certain of the underwriters or their affiliates are also lenders, agents, bookrunners or arrangers under the agreement governing our $750 million unsecured revolving credit facility and our $350 million unsecured term loan and the ILPT Credit Agreement.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

ILPT Equity Compensation Plan

Effective January 17, 2018, ILPT’s board of trustees, and we, as ILPT’s sole shareholder, approved and adopted, ILPT’s 2018 Equity Compensation Plan, or the ILPT Plan. Under the ILPT Plan, ILPT may from time to time make awards of ILPT Common Shares to its trustees and executive officers and other RMR LLC employees who provide services to ILPT.  ILPT has reserved 4,000,000 ILPT Common Shares for future issuance under the ILPT Plan, which will be administered by ILPT’s compensation committee.  Our two Managing Trustees who are also trustees of ILPT, our Chief Financial Officer and Treasurer, who is the president and chief operating officer of ILPT, and our other executive officers, each of whom is an employee of RMR LLC, may from time to time receive grants of ILPT Common Shares under the ILPT Plan.

The foregoing description of the ILPT Plan is not complete and is qualified in its entirety by reference to the full text of the ILPT Plan, a copy of which is filed as Exhibit 10.4 to the ILPT Current Report and is incorporated by reference to this Current Report as Exhibit 10.5 and incorporated into this Item 5.02 by reference.

Item 8.01.  Other Events.

Summary of Trustee Compensation

Effective January 11, 2018, ILPT’s board of trustees adopted compensation arrangements for ILPT’s trustees. A summary of ILPT’s currently effective trustee compensation arrangement is filed as Exhibit 10.7 to the ILPT Current Report and is incorporated by reference to this Current Report as Exhibit 10.8.

Tax Matters

We are filing as Exhibit 99.4 a description of the material United States federal income tax considerations relating to our qualification and taxation as a REIT for federal income tax purposes and the acquisition, ownership and disposition of the our common shares of beneficial interest. This description contained in Exhibit 99.4 replaces and supersedes prior descriptions of the federal income tax treatment of the Company and its shareholders to the extent those descriptions are inconsistent with the description contained in this Current Report.

WARNING CONCERNING FORWARD LOOKING STATEMENTS

THIS CURRENT REPORT ON FORM 8-K CONTAINS STATEMENTS THAT CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER SECURITIES LAWS. ALSO, WHENEVER WE USE WORDS SUCH AS “BELIEVE”, “EXPECT”, “ANTICIPATE”, “INTEND”, “PLAN”, “ESTIMATE”, “WILL”, “MAY” AND NEGATIVES OR DERIVATIVES OF THESE OR SIMILAR EXPRESSIONS, WE ARE MAKING FORWARD LOOKING STATEMENTS. THESE FORWARD LOOKING STATEMENTS ARE BASED UPON OUR PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY OUR FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS. FOR EXAMPLE, AN IMPLICATION OF THE STATEMENT THAT THE UNDERWRITERS FOR THE IPO HAVE BEEN GRANTED AN OPTION TO PURCHASE UP TO AN ADDITIONAL 3,000,000 ILPT COMMON SHARES MAY BE THAT THIS OPTION MAY BE EXERCISED IN WHOLE OR IN PART. IN FACT, NEITHER WE NOR ILPT KNOW WHETHER THE UNDERWRITERS WILL EXERCISE THIS OPTION, OR ANY PART OF IT.

THE INFORMATION CONTAINED IN OUR FILINGS WITH THE SEC, INCLUDING UNDER “RISK FACTORS” IN OUR PERIODIC REPORTS AND THE ILPT PROSPECTUS, OR INCORPORATED THEREIN, IDENTIFIES OTHER IMPORTANT FACTORS THAT COULD CAUSE OUR ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE STATED IN OR IMPLIED BY OUR FORWARD LOOKING STATEMENTS. OUR FILINGS WITH THE SEC ARE AVAILABLE ON THE SEC’S WEBSITE AT WWW.SEC.GOV.

YOU SHOULD NOT PLACE UNDUE RELIANCE UPON FORWARD LOOKING STATEMENTS.

EXCEPT AS REQUIRED BY LAW, WE DO NOT INTEND TO UPDATE OR CHANGE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

Item 9.01.  Financial Statements and Exhibits.

(d)                                 Exhibits.

8.1                               Opinion of Sullivan & Worcester LLP as to certain tax matters. (Filed herewith.)

10.1                        Transaction Agreement, dated January 17, 2018, between the Company and Industrial Logistics Properties Trust. (Incorporated by reference to Industrial Logistics Properties Trust’s Current Report on Form 8-K dated January 11, 2018.)

10.2                        Registration Rights Agreement, dated January 17, 2018, between the Company and Industrial Logistics Properties Trust. (Incorporated by reference to Industrial Logistics Properties Trust’s Current Report on Form 8-K dated January 11, 2018.)

10.3                        Business Management Agreement, dated January 17, 2018, between Industrial Logistics Properties Trust and The RMR Group LLC. (Incorporated by reference to Industrial Logistics Properties Trust’s Current Report on Form 8-K dated January 11, 2018.)

10.4                        Property Management Agreement, dated January 17, 2018, between Industrial Logistics Properties Trust and The RMR Group LLC. (Incorrporated by reference to Industrial Logistics Properties Trust’s Current Report on Form 8-K dated January 11, 2018.)

10.5                        Industrial Logistics Properties Trust 2018 Equity Compensation Plan. (Incorporated by reference to Industrial Logistics Properties Trust’s Current Report on Form 8-K dated January 11, 2018.)

10.6                        Form of Industrial Logistics Properties Trust Share Award Agreement. (Incorporated by reference to Industrial Logistics Properties Trust’s Amendment No. 3 to Registration Statement on Form S-11, File No. 333-221708.)

10.7                        Form of Industrial Logistics Properties Trust Indemnification Agreement. (Incorporated by reference to Industrial Logistics Properties Trust’s Current Report on Form 8-K dated January 11, 2018.)

10.8                        Industrial Logistics Properties Trust Summary of Trustee Compensation. (Incorporated by reference to Industrial Logistics Properties Trust’s Current Report on Form 8-K dated January 11, 2018.)

99.1                        Underwriting Agreement, dated January 11, 2018, among Industrial Logistics Properties Trust, The RMR Group LLC and the underwriters named therein, pertaining to the issuance and sale of up to 23,000,000 of Industrial Logistics Properties Trust’s common shares of beneficial interest. (Incorporated by reference to Industrial Logistics Properties Trust’s Current Report on Form 8-K dated January 11, 2018.)

99.2                        Letter of Representations, dated January 11, 2018, by the Company, pursuant to that certain Underwriting Agreement dated January 11, 2018, among Industrial Logistics Properties Trust, The RMR Group LLC and the underwriters named therein. (Filed herewith.)

99.3                        Letter Agreement, dated January 17, 2018, between the Company and The RMR Group LLC. (Filed herewith.)

99.4        Material United States Federal Income Tax Considerations. (Filed herewith.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SELECT INCOME REIT

By:	/s/ John C. Popeo
Name:	John C. Popeo
Title:	Chief Financial Officer and Treasurer

Date:  January 18, 2018